UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	November 30, 2019

MLP Energy Infrastructure Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we analyze the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating, among other things, a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 15 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective and Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -11.06%, -11.64%, -10.77%, -11.01%, -10.73%, -11.24% and -10.60%, respectively. These returns compare to the -11.00% average annual total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy infrastructure master limited partnerships (“MLPs”).[1]

Q	How did energy-related assets overall perform during the Reporting Period?

A	Energy-related assets broadly were weak during the Reporting Period. Energy infrastructure master limited partnerships (“MLPs”) generally, as measured by the Alerian MLP Index, produced a total return of -11.00%, while higher income-producing energy infrastructure MLPs, as measured by the Cushing® MLP High Income Index,[2] generated a total return of -14.31%. The broader midstream[3] sector, as measured by the Alerian Midstream Energy Select Index[4] (which includes both energy MLPs and “C” corporations), generated a total return of 1.93%.

In December 2018, when the Reporting Period began, energy-related equities suffered significant declines amid mounting concerns around global economic growth, rising interest rates, the partial U.S. government shutdown and ongoing trade tensions between the U.S. and China. The combination of these concerns sparked risk-off investor sentiment, or reduced risk appetite, that was felt throughout the global equity markets, leaving the S&P 500® Index[5] down approximately 9% during the month. Meanwhile, West Texas Intermediate (“WTI”) crude oil prices experienced significant volatility, falling to as low as $42.53 per barrel in

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an unmanaged index.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Source: Alerian. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an unmanaged index.

[5]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an unmanaged index.

PORTFOLIO RESULTS

December 2018 from $76.41 per barrel in early October 2018 — the sharpest decline since the commodity downturn in 2014-2015.[6] In our view, such weakness stemmed from overarching market fears around global economic growth, which, in turn, raised market concerns about global oil demand. These worries, coupled with robust U.S. production growth and increased Saudi Arabian production in the second half of 2018, left many investors with questions about how the balance between supply and demand would look in 2019, which drove WTI crude oil prices lower. The magnitude of the sell-off in the crude oil market led to contagion in the broader energy sector, which was already under pressure from risk-off investor sentiment. During December 2018, the broader energy market, as represented by the AMEX Energy Select Sector Index[7] (“IXE”), fell 12.5%, with the Alerian MLP Index declining 9.4% in sympathy. We believe in this environment, energy-focused closed-end funds were forced to decrease their use of leverage, and hedge funds were compelled to reduce risk exposure, creating a technical headwind for energy-related assets. At the same time, the midstream sector experienced the worst season of tax-loss harvesting in its history, we believe, with more than $1.3 billion withdrawn from open-end mutual funds in December 2018 — the largest month of investment outflows on record.[8] All of these factors weighed heavily on the Alerian MLP Index’s performance throughout December, even though midstream companies executed well relative to consensus expectations throughout 2018.

Energy and equity markets experienced a strong recovery to start 2019. In the first six trading days of 2019, the Alerian MLP Index rallied 13.04%, as technical selling pressure appeared to ease and the market repriced to levels more reflective of the fundamental backdrop, which was characterized by record U.S. production trends and strong cash flow growth in 2018. During the first calendar quarter, the midstream sector was the top-performing energy-related market segment amid a strong recovery in WTI crude oil prices and momentum in the broader equity markets. WTI crude oil prices pared their fourth-quarter 2018 losses and ended the first quarter of 2019 up more than 32%. In our view, the rally in crude oil prices can be ascribed primarily to continued production discipline from OPEC+ countries, with Saudi Arabia’s oil minister being quite vocal about doing what is necessary to balance the global crude oil markets so as to reduce volatility and raise crude oil prices, which would allow Saudi Arabia to balance its budget. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Also, ongoing geopolitical tensions in Venezuela curbed that country’s domestic output significantly, eliminating approximately 330,000 barrels per day from the first calendar quarter.[9] The combination of these macro events, along with Iranian sanctions and healthy global demand, allowed crude oil markets to trade at, or near, equilibrium during the first calendar quarter. In this environment, WTI crude prices stabilized above $60 per barrel.

During the second quarter of 2019, the broader energy market was pressured by volatility in WTI crude oil prices. The midstream sector did well by comparison given that its performance decoupled from commodity prices. In the second calendar quarter, the Alerian MLP Index outpaced both the IXE and WTI crude oil prices — by 6.2% and 11.8%, respectively. WTI crude oil prices peaked at $66 per barrel toward the end of April 2019, before falling 23% to $51 per barrel in early June and then recovering to nearly $59 per barrel by quarter-end. We believe two factors drove the decline in WTI crude oil prices during the second calendar quarter. First, U.S. crude oil inventories experienced several consecutive weeks of greater than market expected builds, implying there may have been modest oversupply from the ramping up of U.S. production or a possible tapering of global demand expectations. Second, U.S.-China trade war tensions escalated, increasing market concerns about global trade conflicts and, ultimately, global oil demand.

Momentum shifted during the third quarter of 2019 and through the end of the Reporting Period, as energy MLPs and midstream assets sold off. The Alerian MLP Index posted a total return of -16.05% during those five months, resulting in a 2019 year to date total return of -1.82%. This represented significant underperformance versus the broader equity market, as measured by the S&P 500® Index, which recorded a gain of 7.67% during the same period, bringing its 2019 year to date total return to 27.63%. In our view, several factors weighed on the performance of energy MLPs and the midstream sector. At a high level, we believe negative public

[6]	Source of crude oil price data: Bloomberg.

[7]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. It is not possible to invest directly in an unmanaged index.

[8]	Source of investment flows data: U.S. Capital Advisors.

[9]	Source of production data: Bloomberg.

PORTFOLIO RESULTS

views around the longevity of fossil fuels put pressure on energy-related assets. In addition, amidst the longest U.S. bull market in modern history, we think some investors might have been hesitant to initiate or increase their exposure to energy stocks at the expense of other equity market segments that were performing more strongly in relative terms. On the political front, at least two candidates for the Democratic U.S. Presidential nomination said they would ban fracking if elected President, which we believe cast a cloud over the entire energy sector. Large portions of certain hydrocarbon producing states, such as New Mexico, Colorado and Wyoming, are under federal government jurisdiction where a ban of this kind would be effective. Also, investors continued pushing exploration and production companies to shift their focus toward reducing capital expenditures and generating free cash flow. The market appeared to expect decreased capital expenditures to lead to reduced future drilling activity and a deceleration in U.S. production and midstream volume growth. Additionally, investors called on midstream management teams to trim capital spending and to focus on returning cash to shareholders, primarily through share buybacks. For the most part, midstream management teams have been slow to adopt this line of thinking toward capital discipline. Lastly, technical selling pressures exacerbated the weak performance of midstream stocks in the closing weeks of the Reporting Period, as these stocks were candidates for tax-loss harvesting due to the strength of the broader equity market between January 2019 and the end of the Reporting Period.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s relative performance during the Reporting Period, with commodity price volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was negatively impacted by positions in the gathering and processing and natural gas pipeline transportation subsectors.[10] The gathering and processing subsector was hurt by volatility in crude oil and natural gas liquid prices, as this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements. The natural gas pipeline transportation subsector suffered from continuing pressure on natural gas prices as well as associated counterparty concerns. On the positive side, the Fund benefited from its positions in the petroleum pipeline transportation and marketing wholesale subsectors. The petroleum pipeline transportation subsector benefited from record U.S. crude oil production, while the marketing wholesale subsector benefited from strong fuel volumes.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	Compared to the Alerian MLP Index, the Fund was hurt during the Reporting Period by its overweight position in Antero Midstream Corp. and by its underweight positions in TC Pipelines, LP and NuStar Energy LP.

The Fund’s overweight position in Antero Midstream Corp. (AM), a provider of integrated and customized midstream services primarily engaged in gathering and compression, water distribution, fractionation and pipeline safety services, detracted most from relative performance. Persistent natural gas price weakness significantly stressed AM’s parent company, Antero Resources Corp. (AR), whose share price declined approximately 85% during the Reporting Period due to its somewhat weak financial health, lower than consensus expected earnings and reductions in fiscal year 2020 guidance. Investor concerns about a potential bankruptcy raised questions about AR and AM’s contracts, putting pressure on AM’s share price. At the end of the Reporting Period, the Fund maintained an overweight position in AM because we believed the stock was trading below its fundamental value. In addition, given the magnitude of the sell-off in the stock during the Reporting Period, we thought the share price could move higher.

An underweight position in TC Pipelines LP (TCP), a subsidiary formed by TC Energy Corp. to acquire, own and actively participate in the management of U.S.-based natural gas pipelines and related assets, further diminished the Fund’s relative results. During the Reporting Period, TCP implemented brownfield[11] expansion projects at low multiples that were supported by long-term contracts. The company was also able to generate strong cash flows, achieving 19 consecutive years of dividend growth, with a healthy distribution coverage ratio.[12] As a result, we decided to

[10]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[11]	A brownfield is an area once used for industrial purposes that is purchased or leased to launch production activity.
[12]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

PORTFOLIO RESULTS

increase the Fund’s investment in TCP during the Reporting Period, though the Fund remained underweight overall at the end of the Reporting Period.

Also, during the Reporting Period, the Fund was hampered by an underweight position in NuStar Energy LP (NS), an operator of pipelines, terminals and oil storage facilities. We believe NS rallied at the beginning of 2019 in response to rebalancing changes in the Alerian MLP Index and also as a result of the company’s improved leverage and distribution coverage ratio following a distribution cut, a simplification transaction[13] and a number of asset sales. Furthermore, NS was viewed by the market as a possible takeover candidate due to the number of mergers and acquisitions already occurring among energy infrastructure MLPs, which helped support a higher share price for NS. At the end of the Reporting Period, the Fund maintained an underweight in NS, as we favored other securities we believed had more compelling upside potential.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Relative to the Alerian MLP Index, the Fund benefited from its underweight positions in EnLink Midstream LLC and AmeriGas Partners, LP and from its overweight position in ONEOK, Inc.

Contributing most positively to the Fund’s relative performance was its underweight position in EnLink Midstream LLC (ENLC), an integrated midstream services provider across natural gas, crude oil, condensate and natural gas liquids. During the Reporting Period, ENLC suffered from broader market concerns around Devon Energy Corp., a significant ENLC counterparty, which dropped the number of its rigs in operation in an effort to “live within cash flow” and to rein in capital expenditures. This led to a reduction in its production expectations for 2020, which raised investor concerns around ENLC’s cash flow, distribution yield and leverage metrics.[14] As a result, we maintained the Fund’s underweight position in ENLC at the end of the Reporting Period.

An underweight position in AmeriGas Partners, LP (APU), a retail marketer of propane, serving residential, commercial and industrial customers across the U.S. and Canada, also bolstered the Fund’s performance during the Reporting Period. APU was acquired by UGI Corp. in late August 2019 and materially underperformed the broader midstream sector due to weakness in propane prices and sequential weakness in earnings results.

The Fund’s overweight position in ONEOK, Inc. (OKE), a midstream services provider that owns and operates natural gas liquids systems and is involved in the gathering, processing, storage and transportation of natural gas, also added to the Fund’s relative performance. OKE benefited from the broad strength of “C” corporation-structured midstream securities from the beginning of 2019 through the end of the Reporting Period. In addition, during the Reporting Period, OKE experienced higher than expected volumes across its business segments, driven by strong activity in the Bakken Basin and the completion of multiple pipeline expansions. The company also announced further expansion efforts through investments in multiple large projects across its processing and pipeline segments, which OKE’s management expects to accelerate the company’s earnings growth in 2020. The Fund maintained an overweight in OKE at the end of the Reporting Period because we considered the company’s fundamentals and asset footprint attractive.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in PBF Logistics LP (PBFX), an owner and operator of crude oil and refined petroleum products, formed to service its parent company, PBF Energy (PBF). PBFX was added to the Fund’s portfolio through a follow-on equity offering[15] in April 2019 because we felt the deal offered an attractive entry point into a business with an inexpensive trading multiple, a supportive parent company and an attractive yield.

The Fund established a position in Genesis Energy LP (GEL) during the Reporting Period. GEL is a midstream MLP that provides energy infrastructure and logistics services, with operations primarily located in the U.S. Gulf Coast region. Investors had a negative reaction to the expansion of the company’s Grander Soda Ash production facility, which was announced in September 2019. In our view, there were two reasons for the market’s reaction. First, we believe

[13]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[14]	Leverage metrics are used to examine a company’s level of debt.

[15]	A follow-on offering is an issuance of stock subsequent to the company’s initial public offering.

PORTFOLIO RESULTS

midstream investors may have broadly penalized companies for high capital expenditure budgets, as they are looking for an increased focus on shareholder value. Second, soda ash does not have a transparent futures pricing market and, therefore, businesses tied to the commodity have less cash flow visibility. We remained constructive on the business and viewed the stock’s relative weakness following the announcement as an attractive entry point for establishing the Fund’s position.

By the end of the Reporting Period, the Fund had exited its position in Buckeye Partners LP (BPL), an independent owner and operator of a large diversified network of integrated midstream assets. During the Reporting Period, BPL announced it had accepted an offer from IFM Global Infrastructure Fund, an institutional fund managed by IFM Investors, to be acquired at a price of $41.50 per common unit in an all-cash transaction valued at $10.3 billion. The deal represented an implied purchase premium of 27.50% relative to BPL’s closing price on May 9, 2019. The announcement led BPL’s market price to trade higher and converge with the deal price. Following the rally, we exited the Fund’s position in BPL and reallocated the capital to companies with a more favorable total return potential, in our view.

Another key sale was that of TC Energy Corp. (TRP), a company focused on natural gas transmission and power services in Canada and the U.S. The Fund’s position was gradually liquidated as the stock rallied 38% from the beginning of 2019 through the end of May. We took advantage of TRP’s gains to take profits, reallocating the capital to stocks we felt had more favorable valuations and upside potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used one long-only equity option, which did not have a material impact on performance.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we thought the midstream sector overall was positioned to continue benefiting from growing U.S. crude oil and natural gas production, the primary driver of midstream companies’ cash flows. U.S. production was robust during 2019, and, at the end of the Reporting Period, we expected U.S. production growth to continue in 2020, though at a more modest pace. Such 2019 strength led to strong quarterly earnings before interest, taxes, depreciation and amortization (“EBITDA”) and cash flow results for midstream companies, which we think will continue through 2020. We anticipate persistent EBITDA growth consistent with increasing volumes on processing, transportation, storage and export systems. The U.S. became the world’s leading crude oil producer during 2018, surpassing Russia and Saudi Arabia, and many observers expect it to be the driving force behind global supply growth during the next couple of years. We think this view was strengthened after the end of the Reporting Period when, at their December 2019 meeting, OPEC members increased their production cut by an additional 500,000 barrels per day, demonstrating a continued supply-side discipline, reaffirming their continued focus on fundamentals for a stable and balanced oil market in the interests of producers, consumers and the global economy.

At the company level, midstream companies were much healthier at the end of the Reporting Period, in our view, than they have been historically. Specifically, distribution coverage ratios were stronger, cash flow generation was greater and leverage was lower.

At the same time, midstream companies were relying less on the equity markets to fund growth and have consolidated overly complex corporate structures to better align with the interests of shareholders and management teams. These consolidations have come in the form of simplification transactions and/or incentive distribution rights restructurings. If midstream management teams, like their upstream[16] counterparts, rein in spending and start returning cash to shareholders, we could see a rebound in asset prices, in our opinion. That said, we do not expect widespread adoption of such strategies until late 2020, as we have heard management teams talk about moderating capital spending for that calendar year.

As for valuations, we note the midstream sector has faced a host of issues in the past few years, many of which have been resolved, but which were, in our opinion, caused by corporate mismanagement between 2010 and 2014, when many investors viewed midstream companies as growth investments. During these years, multiples expanded, peaking at nearly 20x cash flow. In addition, problems

[16]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

PORTFOLIO RESULTS

around incentive distribution rights, potential conflicts of interest between limited partners and their general partners, considerable reliance on equity issuance, and elevated payout ratios were not fully addressed by management teams, in or view. Then, in 2014, OPEC decided to allow the crude oil markets to rebalance on their own, and midstream companies were generally repriced as value investments, as many investors were not willing to pay a premium to hold these stocks. This led to a 50% compression in midstream company valuations between 2013 and the end of 2018, when management finally began taking action. At the end of the Reporting Period, we believed midstream company valuations remained inexpensive on all metrics relative to historical averages and inexpensive relative to the broader equity market. We also perceived a disconnect between fundamentals and market valuations, a view supported by recent private transactions in which assets were purchased at premiums relative to enterprise value-to-EBITDA[17] multiples, which is a widely accepted valuation method. In our opinion, the improvement in the macro and fundamental backdrop was not yet reflected in midstream company valuations at the end of the Reporting Period.

[17]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2019

TOP TEN HOLDINGS AS OF 11/30/19[1]

Holding	% of Net Assets	Line of Business

Enterprise Products Partners LP	13.5%	Pipeline Transportation | Natural Gas
Energy Transfer LP	12.4	Pipeline Transportation | Natural Gas
MPLX LP	10.8	Gathering + Processing
Magellan Midstream Partners LP	9.8	Pipeline Transportation | Petroleum
Plains All American Pipeline LP	9.6	Pipeline Transportation | Petroleum
Western Midstream Partners LP	4.0	Gathering + Processing
Phillips 66 Partners LP	3.4	Pipeline Transportation | Petroleum
Cheniere Energy, Inc.	3.4	Other | Liquefaction
The Williams Cos., Inc.	3.1	Gathering + Processing
Shell Midstream Partners LP	3.0	Pipeline Transportation | Petroleum

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the graph may not sum to 100% due to exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

Index Definitions

The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2019

The following graph shows the value, as of November 30, 2019, of a $1,000,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index (Total Return, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 28, 2013 through November 30, 2019.

Average Annual Total Return through November 30, 2019*	One Year	Five Years	Since Inception
Class A (Commenced March 28, 2013)
Excluding sales charges	-11.06%	-9.67%	-3.67%
Including sales charges	-15.94%	-10.69%	-4.48%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	-11.64%	-10.32%	-4.36%
Including contingent deferred sales charges	-12.52%	-10.32%	-4.36%

Institutional (Commenced March 28, 2013)	-10.77%	-9.33%	-3.30%

Investor (Commenced March 28, 2013)	-11.01%	-9.45%	-3.43%

Class P (Commenced April 16, 2018)	-10.73%	N/A	-7.16%

Class R (Commenced March 28, 2013)	-11.24%	-9.87%	-3.89%

Class R6 (Commenced April 2, 2018)	-10.60%	N/A	-2.55%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2019

Shares	Description	Value

Common Stocks – 99.6%
Gathering + Processing – 31.7%
1,887,500	Antero Midstream Corp.	$8,644,750
1,220,000	Crestwood Equity Partners LP	38,698,400
2,337,500	DCP Midstream LP	49,344,625
2,037,500	Enable Midstream Partners LP	18,724,625
3,050,000	EnLink Midstream LLC*	14,487,500
7,900,000	MPLX LP	186,835,000
575,000	Noble Midstream Partners LP	11,988,750
620,000	ONEOK, Inc.	44,051,000
1,425,000	Targa Resources Corp.	52,055,250
2,350,000	The Williams Cos., Inc.	53,392,000
3,900,000	Western Midstream Partners LP	69,147,000

		547,368,900

Marketing | Retail – 0.5%
380,400	Suburban Propane Partners LP	8,528,568

Marketing | Wholesale – 1.0%
567,500	Sunoco LP	17,677,625

Other | Liquefaction* – 3.4%
957,500	Cheniere Energy, Inc.	57,967,050

Pipeline Transportation | Natural Gas – 30.0%
18,200,000	Energy Transfer LP	214,942,000
8,850,000	Enterprise Products Partners LP	232,932,000
1,452,500	EQM Midstream Partners LP	33,654,425
337,500	Equitrans Midstream Corp.	3,364,875
888,000	TC PipeLines LP	34,623,120

		519,516,420

Pipeline Transportation | Petroleum – 32.1%
1,390,000	Genesis Energy LP	26,423,900
2,887,500	Magellan Midstream Partners LP	168,832,125
940,000	NuStar Energy LP	26,526,800
530,000	PBF Logistics LP	10,838,500
1,050,000	Phillips 66 Partners LP	58,516,500
9,500,000	Plains All American Pipeline LP	165,300,000
200,000	Plains GP Holdings LP Class A*	3,494,000
2,675,000	Shell Midstream Partners LP	52,590,500
2,400,000	Tallgrass Energy LP Class A	42,984,000

		555,506,325

Production + Mining | Coal – 0.2%
265,000	Alliance Resource Partners LP	2,782,500

Regasification – 0.2%
295,000	Golar LNG Ltd.	3,840,900

Services | Midstream – 0.5%
525,000	USA Compression Partners LP	8,631,000

TOTAL COMMON STOCKS
(Cost $2,124,700,599)		$1,721,819,288

Shares	Dividend Rate	Value

Investment Company(a) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,556,028	1.613%	$17,556,028
(Cost $17,556,028)

TOTAL INVESTMENTS – 100.6%
(Cost $2,142,256,627)		$1,739,375,316

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(10,368,477)

NET ASSETS – 100.0%		$1,729,006,839

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

November 30, 2019

Assets:

Investments of unaffiliated issuers, at value (cost $2,124,700,599)	$1,721,819,288

Investments of affiliated issuers, at value (cost $17,556,028)	17,556,028

Cash	7,127,948

Foreign currencies, at value (cost $163)	165

Receivables:

Fund shares sold	9,871,927

Investments sold	8,125,274

Current taxes	602,095

Dividends	1,552

Prepaid state and local income taxes	6,750

Other assets	46,134

Total assets	1,765,157,161

Liabilities:

Payables:

Fund shares redeemed	12,456,083

Investments purchased	6,552,869

Management fees	1,425,425

Distribution and service fees and transfer agent fees	138,578

Deferred taxes, net	14,981,880

Accrued expenses	595,487

Total liabilities	36,150,322

Net Assets:

Paid-in capital	2,805,792,295

Total distributable earnings (loss)	(1,076,785,456)
NET ASSETS	$1,729,006,839
Net Assets:
Class A	$60,112,015
Class C	58,043,957
Institutional	502,633,442
Investor	98,506,166
Class P	843,447,858
Class R	1,011,640
Class R6	165,251,761
Total Net Assets	$1,729,006,839
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	11,511,592
Class C	11,832,211
Institutional	93,171,454
Investor	18,466,684
Class P	155,874,876
Class R	197,766
Class R6	30,628,103
Net asset value, offering and redemption price per share:(a)
Class A	$5.22
Class C	4.91
Institutional	5.39
Investor	5.33
Class P	5.41
Class R	5.12
Class R6	5.40

(a)	Maximum public offering price per share for Class A Shares is $5.52. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2019

Investment income:

Dividends (net of tax withholding of $50,173)	$158,014,247

Dividends — affiliated issuers	14,274

Less: Return of Capital on Dividends	(148,949,804)

Total investment income	9,078,717

Expenses:

Management fees	19,502,706

Transfer Agency fees(a)	1,098,959

Distribution and Service fees(a)	1,007,123

Registration fees	397,479

Professional fees	336,482

Custody, accounting and administrative services	244,805

Printing and mailing costs	163,968

Franchise tax expense	98,199

Shareholder meeting expense	58,790

Trustee fees	19,357

Other	40,776

Total operating expenses, before taxes	22,968,644

Less — expense reductions	(2,036)

Net operating expenses, before taxes	22,966,608

NET INVESTMENT LOSS, BEFORE TAXES	(13,887,891)

Deferred tax expense	(284,471)

NET INVESTMENT LOSS, NET OF TAXES	(14,172,362)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(32,091,311)

Foreign currency transactions	1,620

Deferred tax expense	(655,710)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(184,453,378)

Foreign currency translation	7,083

Deferred tax expense	(3,779,681)

Net realized and unrealized loss, net of taxes	(220,971,377)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,143,739)

(a)	Class specific Distribution and/or Service, and Transfer Agent fees were as follows:

Distribution and/or Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$205,277	$791,099	$10,747	$144,708	$139,408	$235,756	$220,704	$306,570	$3,793	$48,020

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2019	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment loss, net of taxes	$(14,172,362)	$(595,255)

Net realized gain (loss), net of taxes	(32,745,401)	7,799,777

Net change in unrealized loss, net of taxes	(188,225,976)	(6,847,324)

Net increase (decrease) in net assets resulting from operations	(235,143,739)	357,198

Distributions to shareholders:

From total distributable earnings

Class A Shares	(381,978)	(2,497,951)

Class C Shares	(390,185)	(2,665,148)

Institutional Shares	(2,761,431)	(30,557,445)

Investor Shares	(581,787)	(3,514,474)

Class P Shares(a)	(4,774,138)	(14,430,984)

Class R Shares	(10,186)	(56,198)

Class R6 Shares(b)	(751,716)	(2,713,111)

From return of capital

Class A Shares	(5,911,900)	(4,633,134)

Class C Shares	(6,038,926)	(4,943,246)

Institutional Shares	(42,738,912)	(56,677,148)

Investor Shares	(9,004,374)	(6,518,556)

Class P Shares(a)	(73,889,763)	(26,766,212)

Class R Shares	(157,655)	(104,234)

Class R6 Shares(b)	(11,634,374)	(5,032,206)

Total distributions to shareholders	(159,027,325)	(161,110,047)

From share transactions:

Proceeds from sales of shares	917,467,591	2,421,178,203

Reinvestment of distributions	150,234,567	153,175,103

Cost of shares redeemed	(1,206,522,397)	(2,262,172,322)

Net increase (decrease) in net assets resulting from share transactions	(138,820,239)	312,180,984

TOTAL INCREASE (DECREASE)	(532,991,303)	151,428,135

Net assets:

Beginning of year	2,261,998,142	2,110,570,007

End of year	$1,729,006,839	$2,261,998,142

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on April 2, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout the Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Class A Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.38	$6.80	$7.88	$7.62	$11.98

Net investment loss(a)	(0.06)	(0.02)	(0.07)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	(0.60)	0.07	(0.57)	0.80	(3.82)

Total from investment operations	(0.66)	0.05	(0.64)	0.74	(3.87)

Distributions to shareholders from net investment income	(0.03)	(0.16)	(0.05)	—	—

Distributions to shareholders from return of capital	(0.47)	(0.31)	(0.39)	(0.48)	(0.49)

Total distributions	(0.50)	(0.47)	(0.44)	(0.48)	(0.49)

Net asset value, end of year	$5.22	$6.38	$6.80	$7.88	$7.62

Total return(b)	(11.06)%	0.23%	(8.35)%	10.23%	(33.27)%

Net assets, end of year (in 000s)	$60,112	$95,120	$115,467	$289,689	$292,686

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.67%	1.67%	1.52%	1.45%	(0.38)%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.44%	1.40%	1.42%	1.45%	1.42%

Ratio of net investment loss to average net assets(d)	(1.02)%	(0.34)%	(0.85)%	(0.87)%	(0.57)%

Portfolio turnover rate(e)	51%	68%	42%	104%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Class C Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.07	$6.54	$7.65	$7.46	$11.83

Net investment loss(a)	(0.10)	(0.07)	(0.12)	(0.12)	(0.12)

Net realized and unrealized gain (loss)	(0.56)	0.07	(0.55)	0.79	(3.76)

Total from investment operations	(0.66)	—	(0.67)	0.67	(3.88)

Distributions to shareholders from net investment income	(0.03)	(0.16)	(0.05)	—	—

Distributions to shareholders from return of capital	(0.47)	(0.31)	(0.39)	(0.48)	(0.49)

Total distributions	(0.50)	(0.47)	(0.44)	(0.48)	(0.49)

Net asset value, end of year	$4.91	$6.07	$6.54	$7.65	$7.46

Total return(b)	(11.64)%	(0.38)%	(9.15)%	9.49%	(33.79)%

Net assets, end of year (in 000s)	$58,044	$92,201	$124,291	$170,575	$173,427

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	2.42%	2.44%	2.28%	2.20%	0.37%

Ratio of net expenses to average net assets before tax (benefit)/expense	2.19%	2.15%	2.17%	2.21%	2.18%

Ratio of net investment loss to average net assets(d)	(1.77)%	(1.06)%	(1.60)%	(1.63)%	(1.27)%

Portfolio turnover rate(e)	51%	68%	42%	104%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Institutional Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.55	$6.95	$8.02	$7.70	$12.06

Net investment income (loss)(a)	(0.04)	0.02	(0.03)	(0.05)	(0.01)

Net realized and unrealized gain (loss)	(0.62)	0.05	(0.60)	0.85	(3.86)

Total from investment operations	(0.66)	0.07	(0.63)	0.80	(3.87)

Distributions to shareholders from net investment income	(0.03)	(0.16)	(0.05)	—	—

Distributions to shareholders from return of capital	(0.47)	(0.31)	(0.39)	(0.48)	(0.49)

Total distributions	(0.50)	(0.47)	(0.44)	(0.48)	(0.49)

Net asset value, end of year	$5.39	$6.55	$6.95	$8.02	$7.70

Total return(b)	(10.77)%	0.67%	(8.21)%	10.92%	(33.05)%

Net assets, end of year (in 000s)	$502,633	$651,132	$1,711,829	$1,830,614	$1,225,024

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.28%	1.43%	1.14%	1.05%	(0.78)%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.05%	1.01%	1.03%	1.05%	1.02%

Ratio of net investment income (loss) to average net assets(d)	(0.61)%	0.34%	(0.42)%	(0.69)%	(0.10)%

Portfolio turnover rate(e)	51%	68%	42%	104%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Investor Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.50	$6.90	$7.97	$7.67	$12.04

Net investment loss(a)	(0.05)	(0.01)	(0.05)	(0.04)	(0.03)

Net realized and unrealized gain (loss)	(0.62)	0.08	(0.58)	0.82	(3.85)

Total from investment operations	(0.67)	0.07	(0.63)	0.78	(3.88)

Distributions to shareholders from net investment income	(0.03)	(0.16)	(0.05)	—	—

Distributions to shareholders from return of capital	(0.47)	(0.31)	(0.39)	(0.48)	(0.49)

Total distributions	(0.50)	(0.47)	(0.44)	(0.48)	(0.49)

Net asset value, end of year	$5.33	$6.50	$6.90	$7.97	$7.67

Total return(b)	(11.01)%	0.68%	(8.26)%	10.69%	(33.13)%

Net assets, end of year (in 000s)	$98,506	$142,664	$156,974	$121,705	$95,825

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.42%	1.43%	1.29%	1.20%	(0.63)%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.19%	1.15%	1.17%	1.20%	1.17%

Ratio of net investment loss to average net assets(d)	(0.77)%	(0.07)%	(0.63)%	(0.60)%	(0.32)%

Portfolio turnover rate(e)	51%	68%	42%	104%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class P Shares
	Year Ended November 30, 2019	Period Ended November 30, 2018(a)

Net asset value, beginning of period	$6.57	$6.96

Net investment loss(b)	(0.04)	(0.03)

Net realized and unrealized gain (loss)	(0.62)	—	(c)

Total from investment operations	(0.66)	(0.03)

Distributions to shareholders from net investment income	(0.03)	(0.13)

Distributions to shareholders from return of capital	(0.47)	(0.23)

Total distributions	(0.50)	(0.36)

Net asset value, end of period	$5.41	$6.57

Total return(d)	(10.73)%	(0.72)%

Net assets, end of period (in 000s)	$843,448	$1,073,157

Ratio of net expenses to average net assets after tax (benefit)/expense(e)	1.27%	1.05	%(f)

Ratio of net expenses to average net assets before tax (benefit)/expense	1.04%	1.00	%(f)

Ratio of net investment loss to average net assets(g)	(0.61)%	(0.68	)%(f)

Portfolio turnover rate(h)	51%	68%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Annualized with the exception of tax expenses.
(g)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Class R Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.28	$6.71	$7.81	$7.56	$11.93

Net investment income (loss)(a)	(0.08)	(0.04)	(0.08)	(0.09)	0.18

Net realized and unrealized gain (loss)	(0.58)	0.08	(0.58)	0.82	(4.06)

Total from investment operations	(0.66)	0.04	(0.66)	0.73	(3.88)

Distributions to shareholders from net investment income	(0.03)	(0.16)	(0.05)	—	—

Distributions to shareholders from return of capital	(0.47)	(0.31)	(0.39)	(0.48)	(0.49)

Total distributions	(0.50)	(0.47)	(0.44)	(0.48)	(0.49)

Net asset value, end of year	$5.12	$6.28	$6.71	$7.81	$7.56

Total return(b)	(11.24)%	0.24%	(8.83)%	10.18%	(33.50)%

Net assets, end of year (in 000s)	$1,012	$2,254	$2,009	$2,026	$1,376

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.92%	1.93%	1.77%	1.70%	(0.11)%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.69%	1.65%	1.68%	1.70%	1.69%

Ratio of net investment loss to average net assets(d)	(1.31)%	(0.59)%	(1.06)%	(1.23)%	1.97%

Portfolio turnover rate(e)	51%	68%	42%	104%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class R6 Shares
	Year Ended November 30, 2019	Period Ended November 30, 2018(a)

Net asset value, beginning of period	$6.55	$6.43

Net investment loss(b)	(0.04)	(0.02)

Net realized and unrealized gain (loss)	(0.61)	0.50

Total from investment operations	(0.65)	0.48

Distributions to shareholders from net investment income	(0.03)	(0.13)

Distributions to shareholders from return of capital	(0.47)	(0.23)

Total distributions	(0.50)	(0.36)

Net asset value, end of period	$5.40	$6.55

Total return(c)	(10.60)%	7.15%

Net assets, end of period (in 000s)	$165,252	$205,470

Ratio of net expenses to average net assets after tax (benefit)/expense(d)	1.26%	1.11	%(e)

Ratio of net expenses to average net assets before tax (benefit)/expense	1.04%	1.00	%(e)

Ratio of net investment loss to average net assets(f)	(0.66)%	(0.46	)%(e)

Portfolio turnover rate(g)	51%	68%

(a)	Commenced operations on April 2, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Annualized with the exception of tax expenses.
(f)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/ loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total distributable earnings actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. The “Tax Cuts and Jobs Act” (the “TCJA”) reduced the general statutory U.S. federal corporate income tax rate from 35% to 21%, limited the use of net operating losses to offset future taxable income, placed limitations on the deductibility of interest expense, repealed the corporate alternative minimum tax, and made other changes which may have effects on the Fund and on the MLPs in which the Fund invests. The Fund has taken into account the impact of such changes in law in determining its current taxes and deferred tax liability and/or asset balances.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2019:

MLP ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

North America	$1,721,819,288	$—	$—

Investment Company	17,556,028

Total	$1,739,375,316	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2019, the Fund reevaluated its blended state income tax rate, decreasing the rate from 2.11% to 1.80% due to anticipated change in state apportionment of income and gains and a reduction of the federal tax benefit associated with state tax expenses due to the new lower corporate tax rates. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$(48,389,014)	21.00%
State income taxes, net of federal benefit	(4,147,630)	1.80
Change in estimated deferred tax rate	2,350,923	(1.02)
Effect of permanent differences	(1,158,945)	0.50
Other Adjustments	122,146	(0.05)

Change in valuation allowance	55,942,382	(24.28)

Total current and deferred income tax expense, net	$4,719,862	(2.05)%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2019

4. TAXATION (continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At November 30, 2019, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$59,101,911
Net operating loss carryforward	28,567,935
Capital loss carryforward (tax basis)	184,301,260
Other tax assets	348,501
Valuation Allowance	(243,946,654)
Total Deferred Tax Assets	$28,372,953

Deferred tax liabilities:
Book vs tax partnership income to be recognized	$(43,354,833)
Total Deferred Tax Liabilities	$(43,354,833)
Net Deferred Tax Asset/(Liability)	$(14,981,880)

At November 30, 2019, the Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

For Fiscal Year Ended:	Amount	Expiration
November 30, 2016	$2,518,887	November 30, 2036
November 30, 2017	$96,145,242	November 30, 2037
November 30, 2018*	$26,633,832	Indefinite

*	Legislation has been proposed that, if enacted, would subject the fiscal year end November 30, 2018 net operating loss carryforward to expiration in 2038.

The TCJA was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation is effective for the NOLs generated in the current fiscal period ending in November 30, 2019.

At November 30, 2019, the Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

For Fiscal Year Ended:	Amount	Expiration
November 30, 2015	$390,717,276	November 30, 2020
November 30, 2016	$288,032,916	November 30, 2021
November 30, 2019	$129,588,667	November 30, 2024

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $243,946,654 of valuation allowances as of November 30, 2019.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

For the fiscal year ended November 30, 2019, components of the Fund’s current and deferred tax expense/(benefit) were as follows:

	Current	Deferred	Total
Federal	$—	$(49,362,596)	$(49,362,596)
State	$—	$(1,859,924)	$(1,859,924)
Valuation Allowance	$—	$55,942,382	$55,942,382

Total	$—	$4,719,862	$4,719,862

For the fiscal year ended November 30, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At November 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$1,808,400,850
Gross unrealized gain	148,212,321
Gross unrealized loss	(217,237,855)
Net unrealized loss	$(69,025,534)

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2019, the Fund distributions are estimated to be comprised of 6.07% from taxable income and 93.93% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2020. The Fund’s tax years ended November 30, 2016 through November 30, 2018 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.95%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended November 30, 2019, GSAM waived $1,072 of the Fund’s management fee.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2019, Goldman Sachs advised that it retained $21,689 and $4 of the sales charges applicable to Class A and Class C Shares, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to its customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2019, such fee as 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the fiscal year ended November 30, 2019. For

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the fiscal year ended November 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waiver/Credit	Total Expense Reductions
$1,072	$964	$2,036

G.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2019, Goldman Sachs earned $168,139 in brokerage commissions from portfolio transactions on behalf of the Fund.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the fiscal year ended November 30, 2019:

Underlying Fund	Beginning Value as of November 30, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2019	Shares as of November 30, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$100,615,427	$(83,059,399)	$17,556,028	17,556,028	$14,274

H.  Line of Credit Facility — As of November 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2019 were $1,045,308,385 and $1,176,953,672, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2019

7. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9 OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2019

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2019		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,569,578	$16,195,173	5,011,597	$36,054,371
Reinvestment of distributions	1,031,577	6,171,703	1,014,108	7,003,619
Shares redeemed	(6,989,024)	(43,318,436)	(8,097,426)	(57,395,885)
	(3,387,869)	(20,951,560)	(2,071,721)	(14,337,895)
Class C Shares
Shares sold	977,782	5,653,584	1,500,937	10,225,864
Reinvestment of distributions	1,132,713	6,396,585	1,149,422	7,582,854
Shares redeemed	(5,462,008)	(31,631,218)	(6,469,079)	(43,665,822)
	(3,351,513)	(19,581,049)	(3,818,720)	(25,857,104)
Institutional Shares
Shares sold	45,682,735	292,520,825	107,795,916	782,358,579
Reinvestment of distributions	6,000,078	36,862,569	11,135,181	79,464,322
Shares redeemed	(57,864,269)	(361,372,991)	(265,863,629)	(1,916,800,047)
	(6,181,456)	(31,989,597)	(146,932,532)	(1,054,977,146)
Investor Shares
Shares sold	8,448,853	52,657,289	8,560,155	61,643,265
Reinvestment of distributions	1,572,291	9,585,878	1,430,357	10,021,363
Shares redeemed	(13,519,706)	(85,555,997)	(10,783,628)	(76,522,236)
	(3,498,562)	(23,312,830)	(793,116)	(4,857,608)
Class P Shares(a)
Shares sold	75,175,811	474,120,092	177,724,958	1,291,020,178
Reinvestment of distributions	12,778,086	78,663,901	5,868,233	41,197,196
Shares redeemed	(95,395,447)	(581,152,229)	(20,276,765)	(140,580,740)
	(7,441,550)	(28,368,236)	163,316,426	1,191,636,634
Class R Shares
Shares sold	83,201	511,762	108,812	753,209
Reinvestment of distributions	28,205	167,841	23,619	160,432
Shares redeemed	(272,734)	(1,663,168)	(72,646)	(506,929)
	(161,328)	(983,565)	59,785	406,712
Class R6 Shares(b)
Shares sold	12,452,892	75,808,866	33,851,841	239,122,737
Reinvestment of distributions	2,033,495	12,386,090	1,109,327	7,745,317
Shares redeemed	(15,206,078)	(101,828,358)	(3,613,374)	(26,700,663)
	(719,691)	(13,633,402)	31,347,794	220,167,391

NET INCREASE (DECREASE)	(24,741,969)	$(138,820,239)	41,107,916	$312,180,984

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on April 2, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs MLP Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP Energy Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019, which represents a period of 183 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/19	Ending Account Value 11/30/19		Expenses Paid for the 6 months ended 11/30/19*
Class A
Actual	$1,000.00	$868.30		$6.72
Hypothetical 5% return	1,000.00	1,017.88	+	7.25
Class C
Actual	1,000.00	865.80		10.22
Hypothetical 5% return	1,000.00	1,014.12	+	11.03
Institutional
Actual	1,000.00	869.00		4.94
Hypothetical 5% return	1,000.00	1,019.79	+	5.33
Investor
Actual	1,000.00	869.20		5.55
Hypothetical 5% return	1,000.00	1,019.13	+	5.99
Class P
Actual	1,000.00	870.80		4.90
Hypothetical 5% return	1,000.00	1,019.84	+	5.29
Class R
Actual	1,000.00	869.00		7.87
Hypothetical 5% return	1,000.00	1,016.64	+	8.49
Class R6
Actual	1,000.00	870.60		4.89
Hypothetical 5% return	1,000.00	1,019.84	+	5.29

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio (excluding proxy fee which is not annualized) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2019. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
MLP Energy Infrastructure	1.43%	2.18%	1.05%	1.18%	1.04%	1.68%	1.04%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one- and five-year periods and outperformed for the three-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated March 29, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 189504-OTU-1117675 MLPEIAR-20

Goldman Sachs Funds

Annual Report	November 30, 2019

MLP & Energy Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs MLP & Energy Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP & ENERGY FUND

What Differentiates Goldman Sachs MLP & Energy Fund Investment Process?

With a quality-oriented approach, the MLP & Energy Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk frameworks across multiple asset classes.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we analyze the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating, among other things, a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 15 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

1

PORTFOLIO RESULTS

Goldman Sachs MLP & Energy Fund

Investment Objective and Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by master limited partnerships (“MLPs”) and energy companies. The Fund’s MLP investments may include: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. The Fund’s investments in energy companies may include: U.S. and non-U.S. companies that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services. The Fund may also invest up to 20% of its Net Assets in non-energy investments, including equity and fixed income securities of U.S. and non-U.S. companies.

Portfolio Management Discussion and Analysis

Effective January 2, 2019, the Goldman Sachs MLP & Energy Fund’s (the “Fund”) benchmark index changed from the MLP Alerian Index to the Alerian Midstream Energy Select Index. No modifications in the Fund’s investment objective, strategy and policies were made in connection with this change. Below, the Goldman Sachs Energy and Infrastructure Team discusses the Fund’s performance and positioning for the 12-month period ended November 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -2.82%, -3.63%, -2.36%, -2.50%, -2.46%. -2.98% and -2.35%, respectively. These returns compare to the 1.93% average annual total return of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (“Alerian Midstream Index”). The Alerian Midstream Index is a composite of North American energy infrastructure companies.[1]

To compare, the Fund’s former benchmark, the Alerian MLP Index, generated an average annual total return of -11.00% during the Reporting Period. The Alerian MLP Index is a leading measure of energy infrastructure master limited partnerships (“MLPs”).[2]

Q	How did energy-related assets overall perform during the Reporting Period?

A	Energy-related assets broadly were weak during the Reporting Period. Energy infrastructure master limited partnerships (“MLPs”) generally, as measured by the Alerian MLP Index, produced a total return of -11.00%, while higher-yielding energy infrastructure MLPs, as measured by the Cushing® MLP High Income Index,[3] generated a total

[1]	Source: Alerian. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an unmanaged index.

[2]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[3]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an unmanaged index.

2

PORTFOLIO RESULTS

return of -14.31%. The broader midstream[4] sector, as measured by the Alerian Midstream Energy Select Index (which includes both energy MLPs and “C” corporations), generated a total return of 1.93%.

In December 2018, when the Reporting Period began, energy-related equities suffered significant declines amid mounting concerns around global economic growth, rising interest rates, the partial U.S. government shutdown and ongoing trade tensions between the U.S. and China. The combination of these concerns sparked risk-off investor sentiment, or reduced risk appetite, that was felt throughout the global equity markets, leaving the S&P 500® Index[5] down approximately 9% during the month. Meanwhile, West Texas Intermediate (“WTI”) crude oil prices experienced significant volatility, falling to as low as $42.53 per barrel in December 2018 from $76.41 per barrel in early October 2018 — the sharpest decline since the commodity downturn in 2014-2015.[6] In our view, such weakness stemmed from overarching market fears around global economic growth, which, in turn, raised market concerns about global oil demand. These worries, coupled with robust U.S. production growth and increased Saudi Arabian production in the second half of 2018, left many investors with questions about how the balance between supply and demand would look in 2019, which drove WTI crude oil prices lower. The magnitude of the sell-off in the crude oil market led to contagion in the broader energy sector, which was already under pressure from risk-off investor sentiment. During December 2018, the broader energy market, as represented by the AMEX Energy Select Sector Index[7] (“IXE”), fell 12.5%, with the Alerian MLP Index declining 9.4% in sympathy. We believe in this environment, energy-focused closed-end funds were forced to decrease their use of leverage, and hedge funds were compelled to reduce risk exposure, creating a technical headwind for energy-related assets. At the same time, the midstream sector experienced the worst season of tax-loss harvesting in its history, we believe, with more than $1.3 billion withdrawn from open-end mutual funds in December 2018 — the largest month of investment outflows on record.[8] All of these factors weighed heavily on the Alerian MLP Index’s performance throughout December, even though midstream companies executed well relative to consensus expectations throughout 2018.

Energy and equity markets experienced a strong recovery to start 2019. In the first six trading days of 2019, the Alerian MLP Index rallied 13.04%, as technical selling pressure appeared to ease and the market repriced to levels more reflective of the fundamental backdrop, which was characterized by record U.S. production trends and strong cash flow growth in 2018. During the first calendar quarter, the midstream sector was the top-performing energy-related market segment amid a strong recovery in WTI crude oil prices and momentum in the broader equity markets. WTI crude oil prices pared their fourth-quarter 2018 losses and ended the first quarter of 2019 up more than 32%. In our view, the rally in crude oil prices can be ascribed primarily to continued production discipline from OPEC+ countries, with Saudi Arabia’s oil minister being quite vocal about doing what is necessary to balance the global crude oil markets so as to reduce volatility and raise crude oil prices, which would allow Saudi Arabia to balance its budget. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Also, ongoing geopolitical tensions in Venezuela curbed that country’s domestic output significantly, eliminating approximately 330,000 barrels per day from the first calendar quarter.[9] The combination of these macro events, along with Iranian sanctions and healthy global demand, allowed crude oil markets to trade at, or near, equilibrium during the first calendar quarter. In this environment, WTI crude prices stabilized above $60 per barrel.

During the second quarter of 2019, the broader energy market was pressured by volatility in WTI crude oil prices. The midstream sector did well by comparison given that its performance decoupled from commodity prices. In the second calendar quarter, the Alerian MLP Index outpaced both the IXE and WTI crude oil prices — by 6.2% and 11.8%, respectively. WTI crude oil prices peaked at $66 per barrel toward the end of April 2019, before falling 23% to $51 per barrel in early June and then recovering to nearly

[4]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[5]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an unmanaged index.

[6]	Source of crude oil price data: Bloomberg.

[7]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. It is not possible to invest directly in an unmanaged index.

[8]	Source of investment flows data: U.S. Capital Advisors.

[9]	Source of production data: Bloomberg.

3

PORTFOLIO RESULTS

$59 per barrel by quarter-end. We believe two factors drove the decline in WTI crude oil prices during the second calendar quarter. First, U.S. crude oil inventories experienced several consecutive weeks of greater than market expected builds, implying there may have been modest oversupply from the ramping up of U.S. production or a possible tapering of global demand expectations. Second, U.S.-China trade war tensions escalated, increasing market concerns about global trade conflicts and, ultimately, global oil demand.

Momentum shifted during the third quarter of 2019 and through the end of the Reporting Period, as energy MLPs and midstream assets sold off. The Alerian MLP Index posted a total return of -16.05% during those five months, resulting in a 2019 year to date total return of -1.82%. This represented significant underperformance versus the broader equity market, as measured by the S&P 500® Index, which recorded a gain of 7.67% over the same period, bringing its 2019 year to date total return to 27.63%. In our view, several factors weighed on the performance of energy MLPs and the midstream sector. At a high level, we believe negative public views around the longevity of fossil fuels put pressure on energy-related assets. In addition, amidst the longest U.S. bull market in modern history, we think some investors might have been hesitant to initiate or increase their exposure to energy stocks at the expense of other equity market segments that were performing more strongly in relative terms. On the political front, at least two candidates for the Democratic U.S. Presidential nomination said they would ban fracking if elected President, which we believe cast a cloud over the entire energy sector. Large portions of certain hydrocarbon producing states, such as New Mexico, Colorado and Wyoming, are under federal government jurisdiction where a ban of this kind would be effective. Also, investors continued pushing exploration and production companies to shift their focus toward reducing capital expenditures and generating free cash flow. The market appeared to expect decreased capital expenditures to lead to reduced future drilling activity and a deceleration in U.S. production and midstream volume growth. Additionally, investors called on midstream management teams to trim capital spending and to focus on returning cash to shareholders, primarily through share buybacks. For the most part, midstream management teams have been slow to adopt this line of thinking toward capital discipline. Lastly, technical selling pressures exacerbated the weak performance of midstream stocks in the closing weeks of the Reporting Period, as these stocks were candidates for tax-loss harvesting due to the strength of the broader equity market between January 2019 and the end of the Reporting Period.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s relative performance during the Reporting Period, with commodity volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was negatively impacted by its positions in the gathering and processing and regasification subsectors.[10] The gathering and processing subsector was hurt by volatility in crude oil and natural gas liquid prices, as this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements. The regasification subsector suffered from a combination of weak carrier rates and liquefied natural gas-related uncertainty surrounding the U.S.-China trade war. On the positive side, the Fund was helped by its positions in the petroleum pipeline transportation and natural gas pipeline transportation subsectors. The petroleum pipeline transportation subsector benefited from record U.S. production levels. As for the natural gas pipeline transportation subsector, it outperformed the broader midstream sector as it is comprised mainly of “C” corporations, which were more resilient to the pressures experienced by energy infrastructure MLPs during the Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweight position versus the Alerian Midstream Index in Enbridge, Inc. and by its overweight positions relative to the Alerian Midstream Index in EQM Midstream Partners LP and Golar LNG Ltd.

The Fund was negatively impacted by its underweight position in Enbridge Inc. (ENB), an energy transportation and distribution provider, operating one of the world’s longest transportation systems that bridges the U.S. and Canada. Although ENB was subject to environmental and regulatory uncertainties around its multibillion-dollar Line 3

[10]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index and Alerian Midstream Select Index.

4

PORTFOLIO RESULTS

Replacement Project, its stock performed well from the beginning of 2019 through the end of the Reporting Period. We attribute some of its strength to ENB’s “C” corporation structure. “C” corporation-structured midstream securities meaningfully outperformed energy infrastructure MLPs in 2019, as investors may have perceived their operating models to be comparatively simpler with better corporate governance. Also, during the Reporting Period, ENB benefited from record North American crude oil production, which drove strong quarterly results due to increased volumes on transportation and storage assets. Furthermore, ENB announced conservative 2020 capital expenditure guidance in comparison to other midstream companies, which was viewed positively by investors who have been seeking more disciplined capital allocation strategies from midstream management teams. Still, at the end of the Reporting Period, the Fund remained underweight ENB, as we felt other midstream companies offered a more compelling upside story.

An overweight position in EQM Midstream Partners LP (EQM), a midstream services provider primarily engaged in the transmission, storage and gathering of natural gas in the Appalachian Basin, also detracted from the Fund’s relative performance. Weakness in natural gas prices during 2019 hurt northeastern U.S. gas producers, ultimately raising investor concerns that EQM’s primary customer, EQT Corp., would seek to renegotiate its gathering and transportation rates. Additionally, EQM’s stock price was pressured by regulatory uncertainty surrounding the company’s participation in the Mountain Valley Pipeline project, which experienced significant delays in its commissioning as well as unanticipated cost overages. We added to the Fund’s overweight position in EQM as northeastern U.S. gas producers sold off during the Reporting Period, because we believed the stock was trading below its fundamental value and had a healthy yield.

The Fund was also hindered by an overweight position in Golar LNG Ltd. (GLNG), an independent owner and operator of marine-based liquefied natural gas midstream infrastructure assets with a fleet of 27 vessels. GLNG’s performance suffered during the Reporting Period alongside broad weakness in the shipping category, which was due to a combination of weak carrier rates and market uncertainty regarding the potential impact of the U.S.-China trade war on liquid natural gas markets. Moreover, the shipping category is thinly covered by market analysts, which led to increased stock price volatility and weak performance, in our view. During the Reporting Period, we reduced the Fund’s overweight position in GLNG to reallocate capital to companies we believed had a stronger asset footprint and less headline risk.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Compared to the Alerian Midstream Index, the Fund was helped by its underweight positions in Equitrans Midstream Corporation and AmeriGas Partners, LP and by its overweight position in USA Compression Partners LP.

Adding most to the Fund’s relative performance was its underweight position in Equitrans Midstream Corporation (ETRN), a midstream services provider engaged in natural gas gathering, storage and transmission, operating primarily in the Appalachian Basin. ETRN was spun off from EQT in November 2018 to separate midstream assets from its upstream[11] business. ETRN’s performance during 2019 was hurt by weakness in natural gas prices, which pressured northeastern U.S. gas producers broadly, ultimately raising concerns EQT would seek to renegotiate its gathering and transportation rates. At the end of the Reporting Period, the Fund maintained an underweight position in ETRN, as we sought to mitigate overall portfolio risk associated with counterparty uncertainties.

An underweight position in AmeriGas Partners, LP (APU), a retail marketer of propane, serving residential, commercial and industrial customers across the U.S. and Canada, further bolstered the Fund’s performance. APU was acquired by UGI Corp. in late August 2019 and materially underperformed the broader midstream sector due to weakness in propane prices and sequential weakness in its earnings results.

The Fund benefited from its overweight position in USA Compression Partners LP (USAC), an energy infrastructure company that engineers, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC was helped during the Reporting Period by increased U.S. natural gas production and continued supply tightness for equipment that would serve this growing production. In addition, USAC committed to lowering its

[11]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

5

PORTFOLIO RESULTS

2020 capital expenditures, which was well received by the market, as midstream investors have been seeking more disciplined capital allocation strategies from management teams. USAC also continued to reduce leverage strategically and align itself with large, rather dependable customers. We added to the Fund’s position in USAC during the Reporting Period, as we believe the company has attractive fundamentals and a healthy distribution coverage ratio.[12]

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund invested in Tallgrass Energy LP (TGE), a midstream provider that primarily engages in transportation, storage, terminalling, water management, processing and treatment. Near the beginning of the Reporting Period, Blackstone Infrastructure Partners announced a definitive agreement to acquire 100% of the membership interests in TGE’s general partners as well as an approximately 44% economic interest in TGE itself. We had established a position in the stock before the announcement, as we believed TGE was a possible takeover candidate. We continued to build the Fund’s position following the announcement because we felt the deal price might be sweetened before closing and because we sought to manage the Fund’s active exposure.

The Fund initiated a position in Phillips 66 Partners (PSXP), an owner and operator of crude oil and refined petroleum products as well as natural gas liquids pipelines. The position was added in October 2019 based on the company’s continued operating strength and apparent focus on creating shareholder value. Furthermore, PSXP posted strong quarterly results between January 2019 and October 2019, beating consensus expectations for earnings before interest, taxes, depreciation and amortization (“EBITDA”), driven primarily by continued strength in the company’s export business. In addition, Phillips 66 Company (PSX) announced a $3 billion share repurchase program during the Reporting Period, which brings its total repurchase authorization, started in 2012, to nearly $15 billion, demonstrating the parent company’s continued focus on shareholder value. Overall, we consider PSXP a high-quality operator with a supportive parent company, PSX.

The Fund made no notable sales during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we thought the midstream sector overall was positioned to continue benefiting from growing U.S. crude oil and natural gas production, the primary driver of midstream companies’ cash flows. U.S. production was robust during 2019, and, at the end of the Reporting Period, we expected U.S. production growth to continue in 2020, though at a more modest pace. Such 2019 strength led to strong quarterly EBITDA and cash flow results for midstream companies, which we think will continue through 2020. We anticipate persistent EBITDA growth consistent with increasing volumes on processing, transportation, storage and export systems. The U.S. became the world’s leading crude oil producer during 2018, surpassing Russia and Saudi Arabia, and many observers expect it to be the driving force behind global supply growth during the next couple of years. We think that this view was strengthened after the end of the Reporting Period when, at their December 2019 meeting, OPEC members increased their production cut by an additional 500,000 barrels per day, demonstrating a continued supply-side discipline, reaffirming their continued focus on fundamentals for a stable and balanced oil market in the interests of producers, consumers and the global economy.

At the company level, midstream companies were much healthier at the end of the Reporting Period, in our view, than they have been historically. Specifically, distribution coverage ratios were stronger, cash flow generation was greater and leverage was lower. At the same time, midstream companies were relying less on the equity markets to fund growth and have consolidated overly complex corporate structures to better align with the interests of shareholders and management teams. These consolidations have come in the form of simplification transactions[13] and/or incentive distribution rights[14] restructurings. If midstream management

[12]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[13]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[14]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

6

PORTFOLIO RESULTS

teams, like their upstream counterparts, rein in spending and start returning cash to shareholders, we could see a rebound in asset prices, in our opinion. That said, we do not expect widespread adoption of such strategies until late 2020, as we have heard management teams talk about moderating capital spending for that calendar year.

As for valuations, we note the midstream sector has faced a host of issues in the past few years, many of which have been resolved, but which were, in our opinion, caused by corporate mismanagement between 2010 and 2014, when many investors viewed midstream companies as growth investments. During these years, multiples expanded, peaking at nearly 20x cash flow. In addition, problems around incentive distribution rights, potential conflicts of interest between limited partners and their general partners, considerable reliance on equity issuance, and elevated payout ratios were not fully addressed by management teams, in our view. Then, in 2014, OPEC decided to allow the crude oil markets to rebalance on their own, and midstream companies were generally repriced as value investments, as many investors were not willing to pay a premium to hold these stocks. This led to a 50% compression in midstream company valuations between 2013 and the end of 2018, when management finally began taking action. At the end of the Reporting Period, we believed midstream company valuations remained inexpensive on all metrics relative to historical averages and inexpensive relative to the broader equity market. We also perceived a disconnect between fundamentals and market valuations, a view supported by recent private transactions in which assets were purchased at premiums relative to enterprise value-to-EBITDA[15] multiples, which is a widely accepted valuation method. In our opinion, the improvement in the macro and fundamental backdrop was not yet reflected in midstream company valuations at the end of the Reporting Period.

[15]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

7

FUND BASICS

Goldman Sachs MLP & Energy Fund

as of November 30, 2019

TOP TEN HOLDINGS AS OF 11/30/19[1]

Holding	% of Net Assets	Line of Business

The Williams Cos., Inc.	8.0%	Gathering + Processing
ONEOK, Inc.	7.7	Gathering + Processing
Cheniere Energy, Inc.	7.7	Other | Liquefaction
TC Energy Corp.	7.5	Pipeline Transportation | Natural Gas
Kinder Morgan, Inc.	7.4	Pipeline Transportation | Natural Gas
Targa Resources Corp.	6.6	Gathering + Processing
Enbridge, Inc.	5.5	Pipeline Transportation | Petroleum
Plains GP Holdings LP Class A	4.9	Pipeline Transportation | Petroleum
Pembina Pipeline Corp.	4.9	Pipeline Transportation | Petroleum
Enterprise Products Partners LP	4.9	Pipeline Transportation | Natural Gas

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The figures in the graph may not sum to 100% due to exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Index Definitions

The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an index.

9

GOLDMAN SACHS MLP & ENERGY FUND

Performance Summary

November 30, 2019

The following graph shows the value, as of November 30, 2019, of a $1,000,000 investment made on September 29, 2017 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) and the Alerian MLP Index (Total Return, Unhedged, USD), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

MLP & Energy Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from September 29, 2017 through November 30, 2019.

Average Annual Total Return through November 30, 2019*	One Year	Since Inception
Class A (Commenced September 29, 2017)
Excluding sales charges	-2.82%	-3.21%
Including sales charges	-8.17%	-5.69%

Class C (Commenced September 29, 2017)
Excluding contingent deferred sales charges	-3.63%	-3.92%
Including contingent deferred sales charges	-4.59%	-3.92%

Institutional (Commenced September 29, 2017)	-2.36%	-2.80%

Investor (Commenced September 29, 2017)	-2.50%	-2.93%

Class P (Commenced April 16, 2018)	-2.46%	-1.26%

Class R (Commenced September 29, 2017)	-2.98%	-3.41%

Class R6 (Commenced September 29, 2017)	-2.35%	-2.79%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

10

GOLDMAN SACHS MLP & ENERGY FUND

Schedule of Investments

November 30, 2019

Shares	Description	Value

Common Stocks – 98.2%
Gathering + Processing – 29.4%
108,382	Antero Midstream Corp.	$496,390
22,102	Crestwood Equity Partners LP	701,075
24,730	DCP Midstream LP	522,050
65,839	EnLink Midstream LLC*	312,735
88,573	MPLX LP	2,094,752
73,675	ONEOK, Inc.	5,234,609
123,603	Targa Resources Corp.	4,515,218
239,456	The Williams Cos., Inc.	5,440,440
38,891	Western Midstream Partners LP	689,537

		20,006,806

Marketing | Wholesale – 1.8%
37,491	Gibson Energy, Inc.	703,362
26,646	Global Partners LP	533,453

		1,236,815

Other | Liquefaction* – 8.2%
86,143	Cheniere Energy, Inc.	5,215,097
44,407	Tellurian, Inc.	323,727

		5,538,824

Pipeline Transportation | Natural Gas – 33.3%
251,235	Energy Transfer LP	2,967,085
126,020	Enterprise Products Partners LP	3,316,846
30,741	EQM Midstream Partners LP	712,269
106,566	Equitrans Midstream Corp.	1,062,463
137,035	Inter Pipeline Ltd.	2,280,994
85,675	Keyera Corp.	2,091,081
258,057	Kinder Morgan, Inc.	5,060,498
100,267	TC Energy Corp.	5,104,310

		22,595,546

Pipeline Transportation | Petroleum – 24.3%
97,846	Enbridge, Inc.	3,714,804
18,657	Genesis Energy LP	354,669
32,689	Magellan Midstream Partners LP	1,911,326
26,000	PBF Logistics LP	531,700
95,211	Pembina Pipeline Corp.	3,330,199
25,109	Phillips 66 Partners LP	1,399,324
191,200	Plains GP Holdings LP Class A*	3,340,264
26,782	Shell Midstream Partners LP	526,534
78,226	Tallgrass Energy LP Class A	1,401,028

		16,509,848

Regasification – 0.2%
10,221	Golar LNG Ltd.	133,078

Services | Midstream – 0.5%
20,325	USA Compression Partners LP	334,143

Services | Upstream – 0.5%
39,895	Archrock, Inc.	335,517

TOTAL COMMON STOCKS
(Cost $65,346,495)		$66,690,577

Shares	Dividend Rate	Value

Investment Companies – 4.3%
ClearBridge Energy Midstream Opportunity Fund, Inc.
58,031	12.074%	$442,196
ClearBridge MLP & Midstream Fund, Inc.
44,159	11.788	442,032
ClearBridge MLP & Midstream Total Return Fund, Inc.
57,134	11.414	440,503
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
342,982	1.613	342,982
Kayne Anderson MLP/Midstream Investment Co.
35,271	11.474	442,651
Neuberger Berman MLP & Energy Income Fund, Inc.
69,636	10.443	440,099
Tortoise Energy Infrastructure Corp.
24,874	15.577	418,381

TOTAL INVESTMENT COMPANIES
(Cost $3,191,668)		$2,968,844

TOTAL INVESTMENTS – 102.5%
(Cost $68,538,163)		$69,659,421

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(1,731,784)

NET ASSETS – 100.0%		$67,927,637

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Assets and Liabilities

November 30, 2019

Assets:
Investments of unaffiliated issuers, at value (cost $68,195,181)	$69,316,439
Investments of affiliated issuers, at value (cost $342,982)	342,982
Cash	447,294
Foreign currencies, at value (cost $10,512)	10,518
Receivables:
Dividends	75,488
Reimbursement from investment adviser	69,032
Fund shares sold	74
Other assets	51,244
Total assets	70,313,071

Liabilities:
Payables:
Fund shares redeemed	1,499,554
Investments purchased	667,557
Management fees	54,749
Distribution and Service fees and Transfer Agency fees	1,862
Accrued expenses	161,712
Total liabilities	2,385,434

Net Assets:
Paid-in capital	68,087,159
Total distributable loss	(159,522)
NET ASSETS	$67,927,637
Net Assets:
Class A	$54,836
Class C	154,382
Institutional	2,605,550
Investor	46,849
Class P	64,969,915
Class R	49,105
Class R6	47,000
Total Net Assets	$67,927,637
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,345
Class C	17,863
Institutional	301,367
Investor	5,419
Class P	7,518,252
Class R	5,680
Class R6	5,436
Net asset value, offering and redemption price per share:(a)
Class A	$8.64
Class C	8.64
Institutional	8.65
Investor	8.65
Class P	8.64
Class R	8.65
Class R6	8.65

(a)	Maximum public offering price per share for Class A Shares is $9.14. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2019

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $100,054)	$1,508,799

Dividends — affiliated issuers	4,946

Total investment income	1,513,745

Expenses:

Management fees	526,151

Professional fees	156,702

Registration fees	130,172

Custody, accounting and administrative services	92,473

Printing and mailing costs	55,653

Transfer Agency fees(a)	16,419

Trustee fees	16,111

Shareholder meeting expense	4,882

Distribution and Service fees(a)	1,321

Other	18,367

Total expenses	1,018,251

Less — expense reductions	(436,104)

Net expenses	582,147

NET INVESTMENT INCOME	931,598

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(472,091)

Foreign currency transactions	5,957

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	1,298,070

Foreign currency translation	(77)

Net realized and unrealized gain	831,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,763,457

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$136	$926	$259	$95	$160	$1,100	$88	$14,870	$91	$15

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP & ENERGY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2019	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment income	$931,598	$53,784

Net realized loss	(466,134)	(96,282)

Net change in unrealized gain (loss)	1,297,993	(67,172)

Net increase (decrease) in net assets resulting from operations	1,763,457	(109,670)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,399)	(537)

Class C Shares	(2,166)	(388)

Institutional Shares	(71,875)	(33,823)

Investor Shares	(1,258)	(587)

Class P Shares(a)	(1,574,896)	(18,744)

Class R Shares	(1,161)	(497)

Class R6 Shares	(1,304)	(617)

From return of capital:

Class A Shares	(922)	(830)

Class C Shares	(1,428)	(599)

Institutional Shares	(47,362)	(52,282)

Investor Shares	(829)	(907)

Class P Shares(a)	(1,037,780)	(28,976)

Class R Shares	(765)	(767)

Class R6 Shares	(860)	(954)

Total distributions to shareholders	(2,744,005)	(140,508)

From share transactions:

Proceeds from sales of shares	76,258,028	4,896,003

Reinvestment of distributions	2,744,005	140,508

Cost of shares redeemed	(15,624,549)	(2,140,319)

Net increase in net assets resulting from share transactions	63,377,484	2,896,192

TOTAL INCREASE	62,396,936	2,646,014

Net assets:

Beginning of year	5,530,701	2,884,687

End of year	$67,927,637	$5,530,701

(a)	Commenced operations on April 16, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class A Shares
	Year Ended November 30,				Period Ended November 30,
	2019		2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.12		0.11		0.01

Net realized and unrealized loss	(0.36	)(c)	(0.12)		(0.40)

Total from investment operations	(0.24)		(0.01)		(0.39)

Distributions to shareholders from net investment income	(0.23)		(0.11)		(0.03)

Distributions to shareholders from return of capital	(0.15)		(0.16)		(0.04)

Total distributions	(0.38)		(0.27)		(0.07)

Net asset value, end of period	$8.64		$9.26		$9.54

Total return(d)	(2.82)%		(0.21)%		(3.93)%

Net assets, end of period (in 000s)	$55		$48		$48

Ratio of net expenses to average net assets	1.50%		1.49%		1.49	%(e)

Ratio of total expenses to average net assets	2.47%		15.71	%(f)	20.57	%(e)

Ratio of net investment income to average net assets	1.24%		1.14%		0.64	%(e)

Portfolio turnover rate(g)	59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class C Shares
	Year Ended November 30,				Period Ended November 30,
	2019		2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.08		0.04		—	(c)

Net realized and unrealized loss	(0.39	)(d)	(0.12)		(0.41)

Total from investment operations	(0.31)		(0.08)		(0.41)

Distributions to shareholders from net investment income	(0.19)		(0.08)		(0.02)

Distributions to shareholders from return of capital	(0.12)		(0.12)		(0.03)

Total distributions	(0.31)		(0.20)		(0.05)

Net asset value, end of period	$8.64		$9.26		$9.54

Total return(e)	(3.63)%		(0.86)%		(4.04)%

Net assets, end of period (in 000s)	$154		$48		$48

Ratio of net expenses to average net assets	2.25%		2.24%		2.24	%(f)

Ratio of total expenses to average net assets	3.17%		16.47	%(g)	21.32	%(f)

Ratio of net investment income (loss) to average net assets	0.89%		0.39%		(0.11	)%(f)

Portfolio turnover rate(h)	59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Institutional Shares
	Year Ended November 30,				Period Ended November 30,
	2019		2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.15		0.15		0.02

Net realized and unrealized loss	(0.35	)(c)	(0.12)		(0.41)

Total from investment operations	(0.20)		0.03		(0.39)

Distributions to shareholders from net investment income	(0.25)		(0.12)		(0.03)

Distributions to shareholders from return of capital	(0.16)		(0.19)		(0.04)

Total distributions	(0.41)		(0.31)		(0.07)

Net asset value, end of period	$8.65		$9.26		$9.54

Total return(d)	(2.36)%		0.18%		(3.87)%

Net assets, end of period (in 000s)	$2,606		$2,650		$2,644

Ratio of net expenses to average net assets	1.11%		1.10%		1.10	%(e)

Ratio of total expenses to average net assets	2.09%		15.32	%(f)	20.18	%(e)

Ratio of net investment income to average net assets	1.62%		1.53%		1.03	%(e)

Portfolio turnover rate(g)	59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Investor Shares
	Year Ended November 30,				Period Ended November 30,
	2019		2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.14		0.14		0.01

Net realized and unrealized loss	(0.35	)(c)	(0.13)		(0.40)

Total from investment operations	(0.21)		0.01		(0.39)

Distributions to shareholders from net investment income	(0.24)		(0.11)		(0.03)

Distributions to shareholders from return of capital	(0.16)		(0.18)		(0.04)

Total distributions	(0.40)		(0.29)		(0.07)

Net asset value, end of period	$8.65		$9.26		$9.54

Total return(d)	(2.50)%		0.04%		(3.90)%

Net assets, end of period (in 000s)	$47		$48		$48

Ratio of net expenses to average net assets	1.25%		1.24%		1.24	%(e)

Ratio of total expenses to average net assets	2.23%		15.46	%(f)	20.32	%(e)

Ratio of net investment income to average net assets	1.49%		1.39%		0.89	%(e)

Portfolio turnover rate(g)	59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class P Shares
	Year Ended November 30, 2019		Period Ended November 30, 2018(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.52

Net investment income(b)	0.17		0.14

Net realized and unrealized loss	(0.38	)(c)	(0.09)

Total from investment operations	(0.21)		0.05

Distributions to shareholders from net investment income	(0.25)		(0.12)

Distributions to shareholders from return of capital	(0.16)		(0.19)

Total distributions	(0.41)		(0.31)

Net asset value, end of period	$8.64		$9.26

Total return(d)	(2.46)%		0.42%

Net assets, end of period (in 000s)	$64,970		$2,640

Ratio of net expenses to average net assets	1.10%		1.09	%(e)

Ratio of total expenses to average net assets	1.92%		4.04	%(e)(f)

Ratio of net investment income to average net assets	1.78%		2.37	%(e)

Portfolio turnover rate(g)	59%		67%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)The	Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class R Shares
	Year Ended November 30,				Period Ended November 30,
	2019		2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.09		0.09		0.01

Net realized and unrealized loss	(0.35	)(c)	(0.12)		(0.41)

Total from investment operations	(0.26)		(0.03)		(0.40)

Distributions to shareholders from net investment income	(0.21)		(0.10)		(0.02)

Distributions to shareholders from return of capital	(0.14)		(0.15)		(0.04)

Total distributions	(0.35)		(0.25)		(0.06)

Net asset value, end of period	$8.65		$9.26		$9.54

Total return(d)	(2.98)%		(0.46)%		(3.97)%

Net assets, end of period (in 000s)	$49		$49		$48

Ratio of net expenses to average net assets	1.75%		1.74%		1.74	%(e)

Ratio of total expenses to average net assets	2.73%		15.94	%(f)	20.82	%(e)

Ratio of net investment income to average net assets	0.99%		0.89%		0.39	%(e)

Portfolio turnover rate(g)	59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class R6 Shares
	Year Ended November 30,				Period Ended November 30,
	2019		2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.16		0.15		0.02

Net realized and unrealized loss	(0.36	)(c)	(0.12)		(0.41)

Total from investment operations	(0.20)		0.03		(0.39)

Distributions to shareholders from net investment income	(0.25)		(0.12)		(0.03)

Distributions to shareholders from return of capital	(0.16)		(0.19)		(0.04)

Total distributions	(0.41)		(0.31)		(0.07)

Net asset value, end of period	$8.65		$9.26		$9.54

Total return(d)	(2.35)%		0.19%		(3.87)%

Net assets, end of period (in 000s)	$47		$48		$48

Ratio of net expenses to average net assets	1.10%		1.09%		1.09	%(e)

Ratio of total expenses to average net assets	2.08%		15.31	%(f)	20.17	%(e)

Ratio of net investment income to average net assets	1.64%		1.54%		1.04	%(e)

Portfolio turnover rate(g)	59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements

November 30, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP & Energy Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Investment income distributions, if any, are declared and paid at least semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

22

GOLDMAN SACHS MLP & ENERGY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The

23

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies. Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2019:

MLP & ENERGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$66,690,577	$—	$—

Investment Companies	2,968,844	—	—

Total	$69,659,421	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

24

GOLDMAN SACHS MLP & ENERGY FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended November 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended, November 30, 2019, GSAM waived $301 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2019, Goldman Sachs did not retain any portion of the sales charges or CDSC for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification,

25

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$301	$435,803	$436,104

G.  Line of Credit Facility — As of November 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2019, Goldman Sachs earned $9,275, in brokerage commissions from portfolio transactions on behalf of the Fund.

As of November 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 85% of Class A, 30% of Class C, 99% of Institutional, 100% of Investor and Class R6 Shares and 94% of Class R Shares of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended November 30, 2019:

Underlying Fund	Beginning value as of November 30, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of November 30, 2019	Shares as of November 30, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$83,541	$28,320,666	$(28,061,225)	$342,982	342,982	$4,946

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2019, were $93,859,121 and $29,827,801, respectively.

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GOLDMAN SACHS MLP & ENERGY FUND

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2019 was as follows:

Distributions paid from:
Ordinary Income	$1,654,059
Total taxable distributions	$1,654,059
Tax return of capital	$1,089,946

The tax character of distributions paid during the fiscal year ended November 30, 2018 was as follows:

Distributions paid from:
Ordinary Income	$55,193
Total taxable distributions	$55,193
Tax return of capital	$85,315

As of November 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Unrealized gains (losses) — net	$(159,522)
Total accumulated earnings (losses) — net	$(159,522)

As of November 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$69,818,843
Gross unrealized gain	4,272,110
Gross unrealized loss	(4,431,632)
Net unrealized security gain (loss)	$(159,522)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments and partnership investments.

The Fund reclassed $17,468 from paid in capital to distributable earnings for the year ending November 30, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from certain nondeductible expenses and differences in the tax treatment of partnership investments, and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or

27

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2019

7. OTHER RISKS (continued)

petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

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GOLDMAN SACHS MLP & ENERGY FUND

7. OTHER RISKS (continued)

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

29

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2019

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs MLP & Energy Fund

	For the Fiscal Year Ended November 30, 2019		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	927	$9,158	—	$—
Reinvestment of distributions	253	2,321	141	1,367
Shares redeemed	(11)	(104)	—	—
	1,169	11,375	141	1,367
Class C Shares
Shares sold	12,328	125,000	—	—
Reinvestment of distributions	404	3,594	102	987
	12,732	128,594	102	987
Institutional Shares
Shares sold	2,390	21,407	1	10
Reinvestment of distributions	12,989	119,237	8,897	86,105
Shares redeemed	(1)	(7)	(1)	(10)
	15,378	140,637	8,897	86,105
Investor Shares
Reinvestment of distributions	228	2,087	154	1,494
	228	2,087	154	1,494
Class P Shares(a)
Shares sold	8,665,705	76,100,246	506,599	4,894,707
Reinvestment of distributions	287,400	2,612,676	5,132	47,720
Shares redeemed	(1,719,933)	(15,623,854)	(226,651)	(2,140,309)
	7,233,172	63,089,068	285,080	2,802,118
Class R Shares
Shares sold	239	2,217	131	1,286
Reinvestment of distributions	210	1,926	131	1,264
Shares redeemed	(64)	(584)	—	—
	385	3,559	262	2,550
Class R6 Shares
Reinvestment of distributions	236	2,164	162	1,571
	236	2,164	162	1,571

NET INCREASE	7,263,300	$63,377,484	294,798	$2,896,192

(a)	Commenced operations on April 16, 2018.

30

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs MLP & Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP & Energy Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MLP & ENERGY FUND

Fund Expenses — Period Ended November 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019, which represents a period of 183 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP & Energy Fund
Share Class	Beginning Account Value 6/1/19	Ending Account Value 11/30/19		Expenses Paid for the 6 months ended 11/30/19*
Class A
Actual	$1,000.00	$931.60		$7.26
Hypothetical 5% return	1,000.00	1,017.55	+	7.59
Class C
Actual	1,000.00	927.70		10.87
Hypothetical 5% return	1,000.00	1,013.79	+	11.36
Institutional
Actual	1,000.00	934.00		5.43
Hypothetical 5% return	1,000.00	1,019.45	+	5.67
Investor
Actual	1,000.00	932.70		6.06
Hypothetical 5% return	1,000.00	1,018.80	+	6.33
Class P
Actual	1,000.00	933.10		5.38
Hypothetical 5% return	1,000.00	1,019.50	+	5.62
Class R
Actual	1,000.00	931.00		8.47
Hypothetical 5% return	1,000.00	1,016.29	+	8.85
Class R6
Actual	1,000.00	934.10		5.38
Hypothetical 5% return	1,000.00	1,019.50	+	5.62

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio (excluding proxy fee which is not annualized) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Class A	Class C	Institutional	Investor	Class P	Class R	Class R6

1.50%	2.25%	1.12%	1.25%	1.11%	1.75%	1.11%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP & Energy Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the

34

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had launched on September 29, 2017 and did not yet have a meaningful performance history. However, they noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s

35

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

36

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

37

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated March 29, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

38

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs MLP & Energy Fund — Tax Information (Unaudited)

For the year ended November 30, 2019, 58.40% of the dividends paid from net investment company taxable income by the Goldman Sachs MLP & Energy Fund qualify for the dividends received deduction available to corporations.

For the year ended November 30, 2019, 81.06% of the dividends paid from net investment company taxable income by the Goldman Sachs MLP & Energy Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended November 30, 2019, MLP & Energy Fund designates $631,735 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

39

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian Midstream Energy Select Index”, “Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMEI”, “AMEIX”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 189506-OTU-1117674 MLPANDEAR-20

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,492,375	$3,589,805	Financial Statement audits.
Audit-Related Fees:
• PwC	$210,602	$398,872	Other attest services.
Tax Fees:
• PwC	$1,069,045	$1,134,699	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered
Audit-Related Fees:
• PwC	$2,339,266	$1,845,098	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2019 and November 30, 2018 were $1,279,647 and $1,533,571 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 million and $9.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2019. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 3, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	February 3, 2020